                              SEVENTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         This Seventh Amendment to Amended and Restated Credit Agreement (this "Amendment") is entered into effective as of May 9, 2001 between Bank One, Michigan, fka NBD Bank ("Bank One"), PNC Bank, National Association (collectively with Bank One, the "Banks"), with Bank One as agent for the Banks (the "Agent"), Owosso Corporation ("Owosso"), Ahab Investment Company, DWZM, Inc., Motor Products-Owosso Corporation, Snowmax Incorporated, Motor Products-Ohio Corporation, GBMC, Inc., Stature Electric, Inc., Owosso Motor Group, Inc., Astro Air Coils, Inc., f/k/a Astro Air Acquisition Corporation, Cramer Company, f/k/a M.H. Rhodes, Inc., and Ahab International Investment Company, f/k/a Astro Air UK, Limited (collectively, the "Borrowers").

                                    RECITALS

         This Amendment is based on the following recitals ("Recitals"), which are incorporated into and made a part of this Amendment:

         1. The Banks and the Borrowers are parties to an Amended and Restated Credit Agreement dated as of January 22, 1999, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of June 14, 2000, a Second Amendment to Amended and Restated Credit Agreement dated as of September 28, 2000, a Third Amendment to Amended and Restated Credit Agreement, Revolving Credit Note, Amended and Restated Pledge Agreement and Security Agreement dated effective as of October 29, 2000, a Fourth Amendment to Amended and Restated Credit Agreement, Revolving Credit Notes and Security Agreement dated as of November 30, 2000, a Fifth Amendment to Amended and Restated Credit Agreement, Revolving Credit Notes, Amended and Restated Pledge Agreement and Security Agreement dated January 24, 2001 and an Amendment Agreement dated February 12, 2001 (the "Amendment Agreement") (as amended, the "Loan Agreement") and two Revolving Credit Notes dated January 24, 2001 each running in favor of one of the Banks (the "Notes") as well as various other documents executed previously, simultaneously therewith or subsequently (all of the foregoing, including the Loan Agreement, are collectively referred to as the "Loan Documents").

         2. Owosso has decided to sell substantially all of the assets of its foreign subsidiary Astro Air UK, Limited pursuant to a Business Sale Agreement dated as of May 11, 2001 between Astro Air UK, Limited and ACR Heat Transfer Limited (the "Asset Sale"). Substantially simultaneous with closing of the Asset Sale, Borrowers paid down certain of their outstanding obligations to the Banks under the Loan Agreement. Borrowers have also indicated that certain financial covenants may be violated as a result of the closing of the Sale Agreement and have requested that the Banks waive any such defaults.

         3. In connection with the foregoing, the Borrowers have requested and, subject to the terms hereof, the Banks have agreed to amend the Loan Agreement as provided in this Amendment.

                                    AGREEMENT
                                    ---------

         Based on the foregoing Recitals (which are incorporated herein as representations, warranties, acknowledgments and agreements of the parties, as the case may be) and for other good and valuable consideration, the receipt and adequacy of which is mutually acknowledged by the parties hereto, Borrowers and Banks agree effective upon consummation of closing of the Stock Purchase Agreement as follows:

         A. The Loan Agreement and Amendment Agreement are amended as follows:

                  (1) The "commitment" of each of the Banks is hereby permanently reduced to the following amounts as of the effective date of this Agreement: for Bank One, $21,135,833.48, for PNC, $12,077,599.52 and collectively $33,213,433.00. Any borrowings in excess of the reduced commitments are immediately due and payable.

                  (2) Section 2.2(d) of the Loan Agreement is amended and restated in its entirety to read as follows:

                         "(d) The Commitments will additionally cumulatively
                  reduce by the following amounts (each a "Mandatory Reduction" or an "Optional Reduction") at the following times in accordance with the terms of this Section 2.2:

                               Mandatory             Optional            Total Cumulative      New
Date                           Reduction             Reduction           Reduction             Commitment
----                           ---------             ---------           ----------------      ----------
Simultaneous with close        $1,000,000                                $1,000,000            $33,213,433.00
of sale of Astro Air UK
assets
September 30, 2001             $1,000,000            $1,000,000          $3,000,000            $32,213,433.00(after
                                                                                               mandatory reduction)
                                                                                               $31,213,433.00 (if optional reduction
                                                                                               made)
December 31, 2001                                    $3,000,000          $6,000,000            $28,213,433.00 (if optional reduction
                                                                                               made)

         Failure by the Borrowers to effectuate any Mandatory Reduction will constitute an Event of Default hereunder. Failure by the Borrowers to effectuate any Optional Reduction will not constitute an Event of Default hereunder but will result in an increase in the Floating Rate."

                  (3) Section 7(f) of the Amendment Agreement is amended and restated in its entirety to read as follows:

                           "(f) If the Borrowers' consolidated Operating Profit,
                  on a cumulative basis commencing February 1, 2001, is less than the amount indicated below as of the end of each month indicated below. For purposes of compliance with this Section 7(f), the calculation shall be made without inclusion of up to $700,000 of impairment loss realized or taken as a result of the effect of the sale of substantially all of the assets of Astro Air UK, Limited pursuant to a Business Sale Agreement dated as of May 11, 2001 between Astro Air UK, Limited and ACR Heat Transfer Limited.

                                      2001
                                      ----

February                 March           April          May            June            July           August
--------                 -----           -----          ---            ----            ----           ------
(88,000)                 20,000          331,000        716,000        983,000         1,398,000      1,703,000

September                October            November       December
---------                -------            --------       ---------
1,950,000                2,447,000          2,483,000      2,624,000

                                      2002
                                      ----

                         January                       February
                         -------                       --------
                         2,840,000                    3,063,000"

                  (4) The definition of "Floating Rate" in Section 1.1 of the Loan Agreement is amended and restated in its entirety as follows:

                  ""Floating Rate" means (a) as to amounts outstanding under the Additional Amount, the per annum rate equal to the sum of 2% plus the Prime Rate in effect from time to time and (b) as to all other Borrowings, the per annum rate equal to the sum of 1 1/2% plus the Prime Rate in effect from time to time; which Floating Rate shall change simultaneously with any change in such Prime Rate; provided, however, that if the September 30, 2001 Optional Reduction required by Section 2.2(d) is not made in its entirety, then the otherwise applicable Floating Rate will increase by .75% per annum and if the December 31, 2001 Option Redemption required by Section 2.2(d) is not made in its entirety, then the otherwise applicable Floating Rate will increase by 1% per annum."

         B. The Notes are amended and restated in their entireties by the Amended and Restated Revolving Credit Notes in the form of collective Exhibit A hereto (the "New Notes").


         C. To the extent required under the terms of the Loan Documents, provided that the Borrowers comply with the terms of this Agreement, the Banks consent to Owosso entering into the Asset Sale and agree to terminate any liens they may hold against the assets of Astro Air UK, Limited, a U.K. corporation.

         D. From and after the date of this Amendment, references in the Loan Documents (i) to the Loan Agreement are to be treated as referring to the Loan Agreement as amended by this Amendment, (ii) to the Notes are to be treated as referring to the New Notes, and (iii) to "obligations", "Obligations", and "liabilities" are to be treated as referring to all indebtedness and obligations referred to in this Amendment or the Loan Documents.

         E. Subsequent to execution and delivery of this Amendment, Borrowers must cause to be executed and delivered to the Banks such financing statements, resolutions and other agreements that the Banks may reasonably require to effectuate the transactions contemplated by this Amendment. Borrowers must pay all costs and expenses (including attorneys' fees) incurred by the Banks in connection with this Amendment.

         F. Each Borrower expressly acknowledges and agrees that (i) each Borrower, jointly, jointly and severally, and severally remains liable for any and all obligations and indebtedness under the Loan Documents other than obligations and indebtedness under the Reimbursement Agreement and (ii) all collateral security and security interests, liens, pledges, and mortgages heretofore or hereafter granted the Banks including, without limitation, such collateral, security interests, liens, pledges, and mortgages granted under the Loan Documents, extend to and cover all of each Borrower's obligations to the Banks, now existing or hereafter arising including, without limitation, those arising in connection with this Amendment and under all guaranty agreements now or in the future given by any Borrower in either Bank's favor, each Borrower's present and future obligations to the Banks under foreign exchange contracts, derivatives or hedging transactions, including but not limited to interest rate, commodity, currency, or credit swaps or options that may be provided from time to time by the Banks to the Borrowers, all of which security interests, liens, pledges, and mortgages are ratified, reaffirmed, confirmed and approved.

         G. Each Borrower represents and warrants to the Banks that:

                  (1) (a) The execution, delivery and performance of this Amendment by the Borrowers and all agreements and documents delivered by Borrowers in connection with this Amendment have been duly authorized by all necessary corporate or other organizational action and does not and will not require any consent or approval of its stockholders or members, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its articles of incorporation, articles of organization, or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected.

                      (b) No authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by Borrowers of this Amendment and all agreements and documents delivered in connection with this Amendment.

                      (c) This Amendment and all agreements and documents delivered by Borrowers in connection with this Amendment are the legal, valid and binding obligations of each Borrower enforceable against it in accordance with the terms thereof.

                  (2) After giving effect to the amendments contained in this Amendment, all of the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof, excluding any violations that may be caused by the sale of Sooner's stock and its removal as a Borrower under the Loan Documents.

                  (3) Each Borrower's interim financial statements furnished to the Banks, which have been provided through April 29, 2001, fairly present such Borrower's financial condition as at such dates and the results of such Borrower's operations for the periods indicated. The Borrowers' consolidated financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, and since the date of the last such financial statement there has been no material adverse change in such financial condition.

         H. The terms and provisions of this Amendment amend, add to and constitute a part of the Loan Agreement and the other Loan Documents. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect and are ratified, reaffirmed, confirmed, and approved.

         I. If there is an express conflict between the terms of this Amendment and the terms of the Loan Agreement or the other Loan Documents, the terms of this Amendment govern and control.

         J. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one instrument.

         K. WAIVER OF JURY TRIAL.

         BORROWERS AND BANKS EACH ACKNOWLEDGE THAT THE RIGHT TO A TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THE RIGHT MAY BE WAIVED. BORROWERS AND BANKS EACH KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO TRIAL BY JURY OF ALL DISPUTES BETWEEN THEM. NEITHER OF THE BANKS NOR ANY BORROWER SHALL BE DEEMED TO HAVE GIVEN UP THIS WAIVER OF JURY TRIAL UNLESS THE PARTY CLAIMING THAT THIS WAIVER HAS BEEN RELINQUISHED HAS A WRITTEN INSTRUMENT SIGNED BY THE OTHER PARTY STATING THAT THIS WAIVER HAS BEEN GIVEN UP.

         L. RELEASE. AS OF THE DATE HEREOF EACH OF THE BORROWERS REPRESENTS AND WARRANTS THAT THEY ARE AWARE OF, AND POSSESS, NO CLAIMS OR CAUSES OF ACTION AGAINST EITHER OF THE BANKS OR THE AGENT. NOTWITHSTANDING THIS REPRESENTATION AND AS FURTHER CONSIDERATION FOR THE AGREEMENTS AND UNDERSTANDINGS HEREIN, EACH OF THE BORROWERS INDIVIDUALLY, JOINTLY, SEVERALLY, AND JOINTLY AND SEVERALLY, IN EVERY CAPACITY, INCLUDING BUT NOT LIMITED TO, AS SHAREHOLDERS, OFFICERS, PARTNERS, DIRECTORS, INVESTORS, OR CREDITORS OF ANY ONE OR MORE OF THE BORROWERS, EACH OF ITS EMPLOYEES, AGENTS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES EACH OF THE BANKS AND THE AGENT, THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, CLAIM, RIGHT OR CAUSE OF ACTION THAT NOW EXISTS, OR HEREAFTER ARISES, WHETHER KNOWN OR UNKNOWN, ARISING FROM OR IN ANY WAY RELATED TO FACTS IN EXISTENCE AS OF THE DATE HEREOF. BY WAY OF EXAMPLE AND NOT LIMITATION, THE FORGOING INCLUDES ANY CLAIMS IN ANY WAY RELATED TO ACTIONS TAKEN OR OMITTED TO BE TAKEN BY EITHER OF THE BANKS OR THE AGENT UNDER THE LOAN DOCUMENTS, THE BUSINESS RELATIONSHIP WITH EITHER OF THE BANKS OR THE AGENT AND

ALL OTHER OBLIGATIONS OF ANY NATURE OR KIND OF ANY ONE OR MORE OF THE BORROWERS, ANY ORAL AGREEMENTS OR UNDERSTANDINGS (ACTUAL OR ALLEGED), ANY BANKING RELATIONSHIPS THAT ANY ONE OR MORE OF THE BORROWERS HAS OR MAY HAVE HAD WITH EITHER OF THE BANKS AT ANY TIME AND FOR ANY REASON INCLUDING, BUT NOT LIMITED TO, DEMAND DEPOSIT ACCOUNTS, OR OTHERWISE, BUT DOES NOT INCLUDE THE PARTIES' FUTURE RIGHTS TO RECEIVE LOANS UNDER THE TERMS OF THE LOAN DOCUMENTS, AS AMENDED BY THIS AGREEMENT, OR AS TO AMOUNTS ON DEPOSIT WITH EITHER OF THE BANKS OR STOCK CERTIFICATES PLEDGED TO AND HELD BY EITHER OF THE BANKS AS COLLATERAL FOR THE OBLIGATIONS.

BANK ONE, MICHIGAN, f/k/a                                     PNC BANK, NATIONAL ASSOCIATION
NBD BANK, individually and as Agent

By: /s/Barry J. Rourke                                        By: /s/ Frank P. Devine
                      -----------------------------                                  ---------------------

       Name: Barry J. Rourke                                           Name: Frank P. Devine
                            -----------------------                                         --------------

              Title: First Vice President                                       Title:Assistant Vice President
                                         ----------                                                           -----


OWOSSO CORPORATION                                            AHAB INVESTMENT COMPANY

By: /s/ John. M. Morrash                                      By: /s/ John. M. Morrash
                        ---------------------------                                   -----

       Name: John M. Morrash                                           Name: John M. Morrash
                            -----------------------                                         -----

              Title: EVP - Finance and CFO                                      Title:VP,Treasure& Secretary

DWZM, INC.                                                    MOTOR PRODUCTS-OWOSSO
                                                              CORPORATION

By: /s/ John. M. Morrash                                      By: /s/ John. M. Morrash
                        ---------------------------                                   -----

       Name: John M. Morrash                                           Name: John M. Morrash
                            -----------------------                                         -----

              Title: Secretary/Treasurer                                        Title: Secretary/Treasurer
                                        -----------                                                       ----------

[Signatures continued on following page]

[Signatures continued from prior page]

SNOWMAX INCORPORATED                                          MOTOR PRODUCTS-OHIO
                                                              CORPORATION

By: /s/ John. M. Morrash                                      By: /s/ John. M. Morrash
                        ---------------------------                                   -----

       Name: John M. Morrash                                           Name: John M. Morrash
                            -----------------------                                         -----

              Title: Secretary/Treasurer                                        Title: Secretary/Treasurer
                                        -----------                                                       ------------

GBMC, INC.                                                    STATURE ELECTRIC, INC.

By: /s/ John. M. Morrash                                      By: /s/ John. M. Morrash
                        ---------------------------                                   -----

       Name: John M. Morrash                                           Name: John M. Morrash
                            -----------------------                                         -----

              Title: Secretary/Treasurer                                        Title: Secretary/Treasurer
                                        -----------                                                      ------------

OWOSSO MOTOR GROUP, INC.                                      ASTROAIR COILS, INC., f/k/a ASTRO AIR
                                                              ACQUISITION CORPORATION

By: /s/ John. M. Morrash                                      By: /s/ John. M. Morrash
                        ---------------------------                                   -----

       Name: John M. Morrash                                           Name: John M. Morrash
                            -----------------------                                         -----

              Title: Secretary/Treasurer                                        Title: Secretary/Treasurer
                                        -----------                                                       ----------------

CRAMER COMPANY, f/k/a M.H. Rhodes, Inc.                       AHAB INTERNATIONAL INVESTMENT COMPANY

By: /s/ John. M. Morrash                                      By: /s/ John. M. Morrash
                        ---------------------------                                   -----

       Name: John M. Morrash                                           Name: John M. Morrash
                            -----------------------                                         -----

              Title: Secretary/Treasurer                                        Title: Secretary/Treasurer
                                        -----------                                                       -----------------
